UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2020

MFS® Blended Research® Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

UNE-ANN

MFS® Blended Research® Core Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook, as did the phased reopening of U.S. states. However, significant uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when another wave of infections is underway. In the United States, political uncertainty eased after former Vice President Joe Biden was projected as the winner of the presidential election. Since the pandemic caused many jurisdictions to adopt mail-in voting for the first time, the counting of ballots has been slower than normal this cycle. Republicans appear likely to retain control of the Senate, though whether they do will not be known until a pair of early January runoff elections takes place in Georgia.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 13, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	8.3%
Microsoft Corp.	7.2%
Amazon.com, Inc.	6.0%
Johnson & Johnson	2.6%
Facebook, Inc., “A”	2.5%
Alphabet, Inc., “C”	2.2%
Alphabet, Inc., “A”	2.0%
Intel Corp.	2.0%
Wal-Mart Stores, Inc.	1.9%
NVIDIA Corp.	1.7%

GICS equity sectors (g)
Information Technology	27.5%
Health Care	13.6%
Consumer Discretionary	10.8%
Communication Services	10.8%
Financials	10.4%
Industrials	9.0%
Consumer Staples	7.8%
Utilities	3.3%
Real Estate	3.0%
Materials	1.9%
Energy	1.8%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2020, Class A shares of the MFS Blended Research Core Equity Fund (fund) provided a total return of 12.88%, at net asset value. This compares with a return of 15.15% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

3

Management Review – continued

Detractors from Performance

Although stock selection in the health care sector was a primary detractor from performance relative to the S&P 500 Index, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the reporting period.

Security selection and, to a lesser extent, an overweight position in the utilities sector also held back relative results, led by the fund’s overweight position in energy infrastructure company Sempra Energy. The share price of Sempra Energy declined at the beginning of the calendar year amidst global demand concerns, given broad-based macroeconomic uncertainty. Also, the company reduced its production outlook for its Liquid Natural Gas (LNG) project development at Port Arthur, which further pressured the share price.

Stock selection in both the financials and consumer staples sectors weakened relative returns. Within the financials sector, overweight positions in diversified financial services firm Citigroup, consumer financial services firm Synchrony Financial (h), insurance company MetLife and financial services firm Bank of America dampened relative results. The share price of many banks, including Citigroup, declined over increased loan losses due to a dramatic slowdown in global economic activity as countries took measures to stop the spread of the coronavirus. Within the consumer staples sector, an overweight position in brewery company Molson Coors Brewing held back relative returns as the company’s total sales volumes fell short of expectations, driven by weaker-than-anticipated performance across both North America and Europe. The company’s temporary keg relief programs, which provided customers with reimbursements for untapped kegs that met certain established return requirements, further pressured its earnings and share price.

Stocks in other sectors that detracted from relative returns included overweight positions in independent oil refiner Valero Energy and energy exploration and production company EOG Resources. The share price of Valero fell over concerns about global refining fundamentals and its negative impact on margins, given capacity additions, unfavorable crude differentials and lower refining utilization rates. Holdings of real estate investment trust STORE Capital (b), and the timing of the fund’s ownership in shares of computer graphics processors maker NVIDIA, also weighed on relative performance.

Contributors to Performance

During the reporting period, stock selection and, to a lesser extent, an underweight position in the industrials sector contributed to relative performance. Within this sector, not owning shares of aerospace company Boeing boosted relative results. The share price of Boeing declined as the travel and airline industries came under intense pressure amid the outbreak of the COVID-19 virus, which resulted in widespread travel restrictions across the globe and ultimately led the company to suspend production.

Security selection and, to a lesser extent, an underweight position in the consumer discretionary sector also boosted relative results. There were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

Stock selection in the communication services sector supported relative returns. Within this sector, an underweight position in telecommunication services provider AT&T (h),

4

Management Review – continued

and an overweight position in cable services provider Charter Communications, benefited relative returns. The share price of AT&T traded lower during the period, as the company reported weaker-than-expected earnings, owing to lower cable-network advertising revenue and foreign exchange headwinds, paired with uncertainty stirred by COVID-19 market disruptions.

Individual stocks in other sectors that helped relative performance included the fund’s overweight positions in computer and personal electronics maker Apple, software giant Microsoft, pharmaceutical company Eli Lilly and broadcast and communication tower management firm American Tower (h). Despite headwinds related to the pandemic, the share price of Apple appreciated steadily during the period. The company’s product demand was stronger than expected, driven by higher online sales and service revenue, combined with an all-time record in revenue from its App Store. Additionally, the shift toward work-from-home and remote learning helped to support strong iPhone and iPad sales. Underweight positions in integrated oil and gas company Exxon Mobil (h), diversified financial services firm Wells Fargo (h) and integrated energy company Chevron (h) also contributed to relative performance. The share price of Exxon Mobil suffered during the period as oil and gas prices came under significant pressure due to lower demand caused by COVID-19 disruptions and the price war between Saudi Arabia and Russia. Disappointing chemical and refining margins, as well as higher costs, also affected its share price.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	12.88%	10.99%	12.13%	N/A
B	8/11/97	12.03%	10.16%	11.30%	N/A
C	8/11/97	12.02%	10.16%	11.29%	N/A
I	1/14/94	13.15%	11.26%	12.41%	N/A
R1	9/02/08	11.79%	10.12%	11.28%	N/A
R2	9/02/08	12.60%	10.71%	11.86%	N/A
R3	9/02/08	12.84%	10.99%	12.13%	N/A
R4	9/02/08	13.15%	11.26%	12.41%	N/A
R6	6/01/12	13.28%	11.40%	N/A	12.84%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		15.15%	14.15%	13.74%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.39%	9.68%	11.47%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		8.03%	9.89%	11.30%	N/A
C With CDSC (1% for 12 months) (v)		11.02%	10.16%	11.29%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

April 1, 2020 through September 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Expenses Paid During Period (p) 4/01/20-9/30/20
A	Actual	0.74%	$1,000.00	$1,289.14	$4.23
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
B	Actual	1.49%	$1,000.00	$1,284.10	$8.51
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
C	Actual	1.49%	$1,000.00	$1,284.08	$8.51
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
I	Actual	0.49%	$1,000.00	$1,290.55	$2.81
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R1	Actual	1.49%	$1,000.00	$1,283.75	$8.51
	Hypothetical (h)	1.49%	$1,000.00	$1,017.55	$7.52
R2	Actual	0.99%	$1,000.00	$1,287.20	$5.66
	Hypothetical (h)	0.99%	$1,000.00	$1,020.05	$5.00
R3	Actual	0.74%	$1,000.00	$1,288.57	$4.23
	Hypothetical (h)	0.74%	$1,000.00	$1,021.30	$3.74
R4	Actual	0.49%	$1,000.00	$1,290.54	$2.81
	Hypothetical (h)	0.49%	$1,000.00	$1,022.55	$2.48
R6	Actual	0.38%	$1,000.00	$1,291.50	$2.18
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.9%
Aerospace - 2.0%
Honeywell International, Inc.	38,285	$6,302,094
Huntington Ingalls Industries, Inc.	16,946	2,385,149
Lockheed Martin Corp.	19,406	7,437,932
Northrop Grumman Corp.	15,746	4,967,706

		$21,092,881
Alcoholic Beverages - 0.3%
Molson Coors Beverage Co.	79,820	$2,678,759

Automotive - 0.8%
Lear Corp.	80,439	$8,771,873

Biotechnology - 1.6%
Biogen, Inc. (a)	37,942	$10,763,387
Gilead Sciences, Inc.	72,297	4,568,447
Incyte Corp. (a)	17,551	1,575,027

		$16,906,861
Business Services - 2.6%
Amdocs Ltd.	83,135	$4,772,780
Fidelity National Information Services, Inc.	34,959	5,146,314
Fiserv, Inc. (a)	112,618	11,605,285
PayPal Holdings, Inc. (a)	30,655	6,039,955

		$27,564,334
Cable TV - 1.6%
Charter Communications, Inc., “A” (a)	27,890	$17,412,843

Chemicals - 0.9%
Eastman Chemical Co.	118,552	$9,261,282

Computer Software - 8.7%
Adobe Systems, Inc. (a)	32,985	$16,176,833
Microsoft Corp.	368,369	77,479,052

		$93,655,885
Computer Software - Systems - 8.5%
Apple, Inc.	768,525	$89,002,880
ServiceNow, Inc. (a)	4,368	2,118,480

		$91,121,360

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 2.5%
D.R. Horton, Inc.	46,610	$3,525,114
Eagle Materials, Inc.	22,045	1,902,924
Masco Corp.	95,443	5,261,773
Mid-America Apartment Communities, Inc., REIT	73,921	8,571,140
Sherwin-Williams Co.	3,529	2,458,796
Toll Brothers, Inc.	95,991	4,670,922

		$26,390,669
Consumer Products - 2.2%
Colgate-Palmolive Co.	91,398	$7,051,355
Kimberly-Clark Corp.	102,127	15,080,073
Procter & Gamble Co.	12,807	1,780,045

		$23,911,473
Electrical Equipment - 0.3%
AMETEK, Inc.	29,793	$2,961,424

Electronics - 5.3%
Applied Materials, Inc.	204,964	$12,185,110
Intel Corp.	412,737	21,371,522
NVIDIA Corp.	33,643	18,208,264
Texas Instruments, Inc.	34,223	4,886,702

		$56,651,598
Energy - Independent - 1.7%
Cabot Oil & Gas Corp.	47,682	$827,760
ConocoPhillips	147,263	4,836,117
Devon Energy Corp.	202,766	1,918,166
EOG Resources, Inc.	42,236	1,517,962
Pioneer Natural Resources Co.	9,178	789,216
Valero Energy Corp.	170,714	7,395,330
WPX Energy, Inc. (a)	259,384	1,270,982

		$18,555,533
Food & Beverages - 2.3%
General Mills, Inc.	61,042	$3,765,071
Ingredion, Inc.	52,521	3,974,789
J.M. Smucker Co.	36,446	4,210,242
Mondelez International, Inc.	31,992	1,837,940
PepsiCo, Inc.	74,526	10,329,304

		$24,117,346
Food & Drug Stores - 2.1%
Kroger Co.	52,145	$1,768,237
Wal-Mart Stores, Inc.	147,601	20,650,856

		$22,419,093

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.2%
Marriott International, Inc., “A”	23,347	$2,161,465

General Merchandise - 0.6%
Dollar General Corp.	32,302	$6,771,145

Health Maintenance Organizations - 1.3%
Cigna Corp.	21,618	$3,662,305
Humana, Inc.	24,098	9,973,921
UnitedHealth Group, Inc.	2,637	822,138

		$14,458,364
Insurance - 3.1%
Berkshire Hathaway, Inc., “B” (a)	21,456	$4,568,840
Everest Re Group Ltd.	26,000	5,136,040
Hartford Financial Services Group, Inc.	178,700	6,586,882
MetLife, Inc.	316,211	11,753,563
Prudential Financial, Inc.	68,164	4,329,777
Reinsurance Group of America, Inc.	11,193	1,065,462

		$33,440,564
Internet - 6.8%
Alphabet, Inc., “A” (a)	14,955	$21,918,048
Alphabet, Inc., “C” (a)	16,277	23,920,679
Facebook, Inc., “A” (a)	102,922	26,955,272

		$72,793,999
Leisure & Toys - 1.5%
Activision Blizzard, Inc.	34,804	$2,817,384
Electronic Arts, Inc. (a)	92,758	12,096,570
Take-Two Interactive Software, Inc. (a)	5,027	830,561

		$15,744,515
Machinery & Tools - 3.6%
AGCO Corp.	148,070	$10,997,159
Dover Corp.	9,146	990,878
Eaton Corp. PLC	167,611	17,101,350
Roper Technologies, Inc.	23,199	9,166,157

		$38,255,544
Major Banks - 4.9%
Bank of America Corp.	723,824	$17,436,920
Comerica, Inc.	42,879	1,640,122
Goldman Sachs Group, Inc.	11,345	2,280,005
JPMorgan Chase & Co.	135,371	13,032,166

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Morgan Stanley	221,419	$10,705,609
State Street Corp.	122,356	7,259,381

		$52,354,203
Medical & Health Technology & Services - 2.6%
CVS Health Corp.	72,019	$4,205,910
HCA Healthcare, Inc.	87,909	10,960,494
McKesson Corp.	69,800	10,395,314
Quest Diagnostics, Inc.	24,747	2,833,284

		$28,395,002
Medical Equipment - 2.4%
Abbott Laboratories	36,852	$4,010,603
Boston Scientific Corp. (a)	134,973	5,157,318
DexCom, Inc. (a)	2,819	1,162,076
Medtronic PLC	150,430	15,632,686

		$25,962,683
Natural Gas - Distribution - 1.4%
Sempra Energy	123,709	$14,642,197

Network & Telecom - 0.8%
CoreSite Realty Corp., REIT	28,175	$3,349,444
QTS Realty Trust, Inc., REIT, “A”	79,896	5,035,046

		$8,384,490
Oil Services - 0.1%
National Oilwell Varco, Inc.	99,329	$899,921

Other Banks & Diversified Financials - 4.8%
Citigroup, Inc.	277,920	$11,981,131
Mastercard, Inc., “A”	51,258	17,333,918
S&P Global, Inc.	37,247	13,431,268
Visa, Inc., “A”	41,812	8,361,146

		$51,107,463
Pharmaceuticals - 5.6%
Eli Lilly & Co.	103,729	$15,353,966
Johnson & Johnson	189,684	28,240,154
Merck & Co., Inc.	204,528	16,965,598

		$60,559,718

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 0.8%
Republic Services, Inc.	32,254	$3,010,911
Waste Management, Inc.	49,292	5,578,376

		$8,589,287
Precious Metals & Minerals - 0.1%
Newmont Corp.	17,210	$1,091,974

Railroad & Shipping - 1.8%
CSX Corp.	111,446	$8,656,011
Kansas City Southern Co.	61,525	11,125,566

		$19,781,577
Real Estate - 1.4%
Brixmor Property Group, Inc., REIT	386,558	$4,518,863
STORE Capital Corp., REIT	163,470	4,483,982
W.P. Carey, Inc., REIT	99,360	6,474,298

		$15,477,143
Restaurants - 1.1%
Domino’s Pizza, Inc.	13,412	$5,703,855
Starbucks Corp.	67,994	5,842,045

		$11,545,900
Specialty Chemicals - 0.5%
Linde PLC	21,636	$5,152,181

Specialty Stores - 7.3%
Amazon.com, Inc. (a)	20,472	$64,460,801
AutoZone, Inc. (a)	864	1,017,481
Home Depot, Inc.	47,562	13,208,443

		$78,686,725
Telecommunications - Wireless - 0.7%
T-Mobile USA, Inc. (a)	69,670	$7,967,461

Telephone Services - 0.2%
Verizon Communications, Inc.	32,575	$1,937,887

Tobacco - 1.0%
Altria Group, Inc.	175,920	$6,797,549
Philip Morris International, Inc.	49,411	3,705,331

		$10,502,880

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 1.9%
AES Corp.	213,836	$3,872,570
Edison International	66,367	3,374,098
Exelon Corp.	226,027	8,082,726
NRG Energy, Inc.	176,515	5,426,071

		$20,755,465
Total Common Stocks (Identified Cost, $779,237,709)		$1,070,892,967

Investment Companies (h) - 0.4%
Money Market Funds - 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $4,529,266)	4,529,266	$4,529,266

Other Assets, Less Liabilities - (0.3)%		(2,862,466)
Net Assets - 100.0%		$1,072,559,767

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,529,266 and $1,070,892,967, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $779,237,709)	$1,070,892,967
Investments in affiliated issuers, at value (identified cost, $4,529,266)	4,529,266
Receivables for
Fund shares sold	893,300
Dividends	1,343,477
Receivable from investment adviser	32,338
Other assets	430
Total assets	$1,077,691,778

Liabilities
Payables for
Fund shares reacquired	$4,530,674
Payable to affiliates
Administrative services fee	819
Shareholder servicing costs	492,186
Distribution and service fees	8,502
Payable for independent Trustees’ compensation	3,070
Accrued expenses and other liabilities	96,760
Total liabilities	$5,132,011
Net assets	$1,072,559,767

Net assets consist of
Paid-in capital	$715,215,282
Total distributable earnings (loss)	357,344,485
Net assets	$1,072,559,767
Shares of beneficial interest outstanding	37,468,996

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$243,181,257	8,535,964	$28.49
Class B	15,561,766	570,128	27.30
Class C	44,725,047	1,665,435	26.85
Class I	465,899,527	16,086,486	28.96
Class R1	1,084,241	40,002	27.10
Class R2	45,532,532	1,676,752	27.16
Class R3	59,629,547	2,099,530	28.40
Class R4	16,640,135	580,712	28.65
Class R6	180,305,715	6,213,987	29.02

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.23 [100 / 94.25 x $28.49]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$18,162,141
Income on securities loaned	89,698
Dividends from affiliated issuers	66,519
Other	41,816
Total investment income	$18,360,174
Expenses
Management fee	$4,105,497
Distribution and service fees	1,708,270
Shareholder servicing costs	1,054,452
Administrative services fee	146,607
Independent Trustees’ compensation	22,379
Custodian fee	48,733
Shareholder communications	71,903
Audit and tax fees	56,863
Legal fees	8,681
Miscellaneous	192,234
Total expenses	$7,415,619
Reduction of expenses by investment adviser and distributor	(841,446)
Net expenses	$6,574,173
Net investment income (loss)	$11,786,001

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$75,813,329
Affiliated issuers	(2,644)
Foreign currency	(1)
Net realized gain (loss)	$75,810,684
Change in unrealized appreciation or depreciation Unaffiliated issuers	$44,700,132
Net realized and unrealized gain (loss)	$120,510,816
Change in net assets from operations	$132,296,817

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/20	9/30/19
Change in net assets

From operations
Net investment income (loss)	$11,786,001	$15,400,947
Net realized gain (loss)	75,810,684	47,448,078
Net unrealized gain (loss)	44,700,132	(84,884,838)
Change in net assets from operations	$132,296,817	$(22,035,813)
Total distributions to shareholders	$(52,985,275)	$(119,118,435)
Change in net assets from fund share transactions	$(58,558,551)	$(166,753,779)
Total change in net assets	$20,752,991	$(307,908,027)

Net assets
At beginning of period	1,051,806,776	1,359,714,803
At end of period	$1,072,559,767	$1,051,806,776

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$26.52	$29.79	$26.59	$23.16	$21.36

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.33	$0.31	$0.27	$0.27
Net realized and unrealized gain (loss)	3.08	(0.93)	3.79	3.39	2.24
Total from investment operations	$3.36	$(0.60)	$4.10	$3.66	$2.51

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.39)	$(0.33)	$(0.23)	$(0.16)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.39)	$(2.67)	$(0.90)	$(0.23)	$(0.71)
Net asset value, end of period (x)	$28.49	$26.52	$29.79	$26.59	$23.16
Total return (%) (r)(s)(t)(x)	12.88	(0.62)	15.72	15.92	11.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.81	0.84	0.91
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.04	1.29	1.10	1.11	1.23
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$243,181	$251,505	$303,929	$271,188	$288,782

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.47	$28.68	$25.62	$22.34	$20.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.13	$0.09	$0.09	$0.10
Net realized and unrealized gain (loss)	2.94	(0.87)	3.66	3.26	2.17
Total from investment operations	$3.02	$(0.74)	$3.75	$3.35	$2.27

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.12)	$(0.07)	$(0.08)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.19)	$(2.47)	$(0.69)	$(0.07)	$(0.63)
Net asset value, end of period (x)	$27.30	$25.47	$28.68	$25.62	$22.34
Total return (%) (r)(s)(t)(x)	12.03	(1.33)	14.84	15.05	11.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.56	1.59	1.66
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.29	0.54	0.33	0.36	0.48
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$15,562	$18,064	$21,577	$21,193	$20,585

Class C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.06	$28.27	$25.26	$22.03	$20.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.13	$0.09	$0.09	$0.10
Net realized and unrealized gain (loss)	2.90	(0.88)	3.61	3.21	2.14
Total from investment operations	$2.97	$(0.75)	$3.70	$3.30	$2.24

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.12)	$(0.07)	$(0.09)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.18)	$(2.46)	$(0.69)	$(0.07)	$(0.64)
Net asset value, end of period (x)	$26.85	$25.06	$28.27	$25.26	$22.03
Total return (%) (r)(s)(t)(x)	12.02	(1.37)	14.86	15.03	11.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.57	1.56	1.59	1.66
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.29	0.54	0.33	0.36	0.48
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$44,725	$53,788	$70,299	$74,489	$79,309

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$26.94	$30.23	$26.96	$23.48	$21.61

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.40	$0.38	$0.34	$0.33
Net realized and unrealized gain (loss)	3.13	(0.94)	3.85	3.43	2.28
Total from investment operations	$3.48	$(0.54)	$4.23	$3.77	$2.61

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.47)	$(0.39)	$(0.29)	$(0.19)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.46)	$(2.75)	$(0.96)	$(0.29)	$(0.74)
Net asset value, end of period (x)	$28.96	$26.94	$30.23	$26.96	$23.48
Total return (%) (r)(s)(t)(x)	13.15	(0.39)	16.00	16.17	12.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.57	0.56	0.59	0.66
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.29	1.52	1.34	1.34	1.48
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$465,900	$392,729	$498,169	$640,745	$366,304

Class R1	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.18	$28.39	$25.38	$22.13	$20.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.09	$0.09	$0.10
Net realized and unrealized gain (loss)	2.80	(0.87)	3.62	3.23	2.16
Total from investment operations	$2.93	$(0.74)	$3.71	$3.32	$2.26

Less distributions declared to shareholders
From net investment income	$—	$(0.19)	$(0.13)	$(0.07)	$(0.20)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.01)	$(2.47)	$(0.70)	$(0.07)	$(0.75)
Net asset value, end of period (x)	$27.10	$25.18	$28.39	$25.38	$22.13
Total return (%) (r)(s)(t)(x)	11.79	(1.33)	14.84	15.04	11.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.57	1.56	1.59	1.66
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.49	0.54	0.33	0.36	0.45
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$1,084	$10,895	$13,185	$14,665	$13,775

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$25.32	$28.58	$25.58	$22.31	$20.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.26	$0.23	$0.20	$0.21
Net realized and unrealized gain (loss)	2.94	(0.90)	3.65	3.25	2.16
Total from investment operations	$3.14	$(0.64)	$3.88	$3.45	$2.37

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.34)	$(0.31)	$(0.18)	$(0.14)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.30)	$(2.62)	$(0.88)	$(0.18)	$(0.69)
Net asset value, end of period (x)	$27.16	$25.32	$28.58	$25.58	$22.31
Total return (%) (r)(s)(t)(x)	12.60	(0.87)	15.47	15.56	11.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.07	1.06	1.09	1.16
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.79	1.04	0.85	0.86	0.98
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$45,533	$52,605	$73,655	$41,539	$37,580

Class R3	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$26.44	$29.69	$26.49	$23.08	$21.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.33	$0.31	$0.27	$0.27
Net realized and unrealized gain (loss)	3.06	(0.92)	3.78	3.37	2.24
Total from investment operations	$3.34	$(0.59)	$4.09	$3.64	$2.51

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.32)	$(0.23)	$(0.15)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.38)	$(2.66)	$(0.89)	$(0.23)	$(0.70)
Net asset value, end of period (x)	$28.40	$26.44	$29.69	$26.49	$23.08
Total return (%) (r)(s)(t)(x)	12.84	(0.60)	15.73	15.89	11.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.82	0.81	0.84	0.91
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.05	1.28	1.11	1.11	1.24
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$59,630	$77,311	$113,415	$110,105	$99,753

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$26.66	$29.96	$26.72	$23.27	$21.43

Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.40	$0.38	$0.34	$0.33
Net realized and unrealized gain (loss)	3.09	(0.95)	3.82	3.40	2.24
Total from investment operations	$3.44	$(0.55)	$4.20	$3.74	$2.57

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.47)	$(0.39)	$(0.29)	$(0.18)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.45)	$(2.75)	$(0.96)	$(0.29)	$(0.73)
Net asset value, end of period (x)	$28.65	$26.66	$29.96	$26.72	$23.27
Total return (%) (r)(s)(t)(x)	13.15	(0.39)	16.02	16.20	12.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.57	0.56	0.59	0.67
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.28	1.54	1.34	1.36	1.48
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$16,640	$23,253	$44,630	$43,741	$43,757

Class R6	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17	9/30/16
Net asset value, beginning of period	$26.99	$30.29	$27.01	$23.52	$21.64

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.43	$0.41	$0.37	$0.34
Net realized and unrealized gain (loss)	3.14	(0.94)	3.86	3.43	2.30
Total from investment operations	$3.52	$(0.51)	$4.27	$3.80	$2.64

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.51)	$(0.42)	$(0.31)	$(0.21)
From net realized gain	(1.01)	(2.28)	(0.57)	—	(0.55)
Total distributions declared to shareholders	$(1.49)	$(2.79)	$(0.99)	$(0.31)	$(0.76)
Net asset value, end of period (x)	$29.02	$26.99	$30.29	$27.01	$23.52
Total return (%) (r)(s)(t)(x)	13.28	(0.25)	16.13	16.31	12.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.46	0.45	0.47	0.53
Expenses after expense reductions (f)	0.38	0.38	0.38	0.37	0.37
Net investment income (loss)	1.40	1.64	1.45	1.48	1.52
Portfolio turnover	63	53	64	62	43
Net assets at end of period (000 omitted)	$180,306	$171,658	$220,856	$217,799	$193,437

See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

28

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,070,892,967	$—	$—	$1,070,892,967
Mutual Funds	4,529,266	—	—	4,529,266
Total	$1,075,422,233	$—	$—	$1,075,422,233

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

29

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

30

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/20	Year ended 9/30/19
Ordinary income (including any short-term capital gains)	$15,000,065	$36,450,361
Long-term capital gains	37,985,210	82,668,074

Total distributions	$52,985,275	$119,118,435

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/20

Cost of investments	$789,536,038
Gross appreciation	320,109,530

Gross depreciation	(34,223,335)
Net unrealized appreciation (depreciation)	$285,886,195

Undistributed ordinary income	10,919,643
Undistributed long-term capital gain	60,538,647

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/20	Year ended 9/30/19
Class A	$12,817,477	$26,099,964
Class B	814,307	1,798,021
Class C	2,398,722	5,884,549
Class I	20,386,319	43,854,394
Class R1	38,592	1,116,087
Class R2	2,543,907	6,688,994
Class R3	3,586,175	9,376,930
Class R4	1,220,643	3,864,052
Class R6	9,179,133	20,435,444
Total	$52,985,275	$119,118,435

31

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2020, this management fee reduction amounted to $111,153, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2022. For the year ended September 30, 2020, this reduction amounted to $727,585, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $54,435 for the year ended September 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$607,127
Class B	0.75%	0.25%	1.00%	1.00%	168,255
Class C	0.75%	0.25%	1.00%	1.00%	490,721
Class R1	0.75%	0.25%	1.00%	1.00%	30,083
Class R2	0.25%	0.25%	0.50%	0.50%	246,586
Class R3	—	0.25%	0.25%	0.25%	165,498
Total Distribution and Service Fees					$1,708,270

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2020, this rebate amounted to $2,354, $47, $87, $2, and $218 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2020, were as follows:

Amount
Class A	$455
Class B	17,004
Class C	2,644

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2020, the fee was $48,950, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,005,502.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

33

Notes to Financial Statements – continued

services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $9,262,577.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2020, this reimbursement amounted to $41,659, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2020, purchases and sales of investments, other than short-term obligations, aggregated $651,101,880 and $748,345,611, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	2,238,432	$58,983,041	1,597,085	$39,587,740
Class B	3,228	82,724	25,289	616,352
Class C	90,975	2,289,837	189,706	4,495,201
Class I	6,141,708	164,189,947	8,466,495	224,264,776
Class R1	21,225	549,524	85,980	2,123,304
Class R2	275,108	6,747,505	353,295	8,710,077
Class R3	333,609	8,686,880	387,073	9,943,266
Class R4	186,515	5,083,262	152,438	3,788,866
Class R6	1,914,824	51,089,984	1,400,440	36,059,048
	11,205,624	$297,702,704	12,657,801	$329,588,630

Shares issued to shareholders in reinvestment of distributions
Class A	309,961	$8,458,828	780,143	$17,943,298
Class B	30,185	793,866	78,772	1,749,528
Class C	85,875	2,221,596	234,483	5,125,794
Class I	711,073	19,682,501	1,735,484	40,471,481
Class R1	1,478	38,592	50,824	1,116,087
Class R2	95,273	2,482,807	295,905	6,509,912
Class R3	131,845	3,586,175	409,116	9,376,930
Class R4	44,565	1,220,643	167,493	3,864,052
Class R6	318,821	8,834,521	848,357	19,800,653
	1,729,076	$47,319,529	4,600,577	$105,957,735

Shares reacquired
Class A	(3,495,153)	$(93,312,736)	(3,097,677)	$(79,778,157)
Class B	(172,619)	(4,355,004)	(146,991)	(3,625,536)
Class C	(657,436)	(16,471,108)	(765,028)	(18,593,252)
Class I	(5,342,608)	(144,282,284)	(12,105,873)	(316,923,445)
Class R1	(415,426)	(11,146,910)	(168,477)	(4,126,509)
Class R2	(771,321)	(19,731,805)	(1,148,948)	(28,682,862)
Class R3	(1,290,353)	(34,467,477)	(1,692,068)	(42,910,105)
Class R4	(522,412)	(14,288,488)	(937,734)	(24,191,779)
Class R6	(2,379,913)	(65,524,972)	(3,179,677)	(83,468,499)
	(15,047,241)	$(403,580,784)	(23,242,473)	$(602,300,144)

35

Notes to Financial Statements – continued

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Net change
Class A	(946,760)	$(25,870,867)	(720,449)	$(22,247,119)
Class B	(139,206)	(3,478,414)	(42,930)	(1,259,656)
Class C	(480,586)	(11,959,675)	(340,839)	(8,972,257)
Class I	1,510,173	39,590,164	(1,903,894)	(52,187,188)
Class R1	(392,723)	(10,558,794)	(31,673)	(887,118)
Class R2	(400,940)	(10,501,493)	(499,748)	(13,462,873)
Class R3	(824,899)	(22,194,422)	(895,879)	(23,589,909)
Class R4	(291,332)	(7,984,583)	(617,803)	(16,538,861)
Class R6	(146,268)	(5,600,467)	(930,880)	(27,608,798)
	(2,112,541)	$(58,558,551)	(5,984,095)	$(166,753,779)

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2045 Fund were each the owners of record of approximately 3%, 2%, 1%, 1%, 1%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2020, the fund’s commitment fee and interest expense were $4,664 and $0, respectively, and are included in are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,523,412	$195,390,504	$196,382,006	$(2,644)	$—	$4,529,266

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$66,519	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Events

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Fund (the “Fund”), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

38

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Blended Research Core Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

47

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

48

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including

49

Board Review of Investment Advisory Agreement – continued

the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

50

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $54,413,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

September 30, 2020

MFS® Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MDV-ANN

MFS® Mid Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook, as did the phased reopening of U.S. states. However, significant uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when another wave of infections is underway. In the United States, political uncertainty eased after former Vice President Joe Biden was projected as the winner of the presidential election. Since the pandemic caused many jurisdictions to adopt mail-in voting for the first time, the counting of ballots has been slower than normal this cycle. Republicans appear likely to retain control of the Senate, though whether they do will not be known until a pair of early January runoff elections takes place in Georgia.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

November 13, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Stanley Black & Decker, Inc.	1.3%
NASDAQ, Inc.	1.3%
Toll Brothers, Inc.	1.2%
Arthur J. Gallagher & Co.	1.2%
Eaton Corp. PLC	1.2%
Eastman Chemical Co.	1.1%
Zimmer Biomet Holdings, Inc.	1.1%
L3Harris Technologies, Inc.	1.1%
Public Service Enterprise Group, Inc.	1.1%
Life Storage, Inc., REIT	1.1%

GICS equity sectors (g)
Financials	19.2%
Industrials	15.1%
Utilities	10.0%
Information Technology	9.5%
Consumer Discretionary	8.9%
Health Care	8.8%
Materials	8.3%
Consumer Staples	7.1%
Real Estate	6.8%
Energy	3.4%
Communication Services	1.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2020, Class A shares of the MFS Mid Cap Value Fund (fund) provided a total return of –6.87%, at net asset value. This compares with a return of –7.30% for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Management Review – continued

Contributors to Performance

An underweight position and stock selection in the real estate sector benefited performance relative to the Russell Midcap® Value Index. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Security selection in the financials sector also lifted relative returns. Within this sector, the fund’s overweight positions in securities exchange services provider NASDAQ and alternative investment manager Apollo Global Management aided relative results. The stock price of NASDAQ advanced as the company reported strong earnings results, which benefited from high trading volumes and cost controls.

An overweight position and stock selection in the information technology sector further supported relative results. Notably, the fund’s overweight position in networking chip maker Marvell Technology Group contributed to relative performance as the stock price climbed, particularly in the latter half of the period, as demand for its storage and networking products and services surged as COVID-19 related shutdowns forced many to pivot to remote working and learning.

Stocks in other sectors that added to relative returns included the fund’s holdings of leading diversified industrial manufacturer Eaton (b) (Ireland), specialty rural lifestyle retailer Tractor Supply Co. (b), video game maker Electronic Arts (b) and warehouse club retailer BJ’s Wholesale Club Holdings (b). Overweight positions in railroad company Kansas City Southern and residential home building company Toll Brothers, and not holding natural gas distributor ONEOK, also supported relative results.

Detractors from Performance

Stock selection in both the health care and materials sectors detracted from relative performance during the reporting period. Although security selection within the health care sector held back relative returns, there were no individual stocks within this sector that were among the fund’s top relative detractors. Within the materials sector, not holding shares of gold mining company Newmont weighed on relative performance as the stock outperformed the broader markets as the negative economic impact of COVID-19 and related monetary and fiscal reactions were positive catalysts for the price of gold, which some investors viewed as a safe haven to fight currency depreciation. Despite the company’s reduction in mine production levels and its withdrawal of full-year 2020 financial and operational guidance in response to the COVID-19 virus, gold prices generally rose over the reporting period, which supported the stock price.

An underweight position in the communication services sector also hindered relative returns, led by not holding shares of online real estate database company Zillow. The share price of Zillow advanced as demand for residential real estate jumped in response to the COVID-19 pandemic and related lockdowns, as many Americans looked to move out of apartments and condominiums into single-family homes with more space.

Elsewhere, other stocks that negatively impacted relative results included holding shares of oil transportation and storage company Plains GP Holdings (b) and overweight positions in independent petroleum products company Marathon Petroleum (h), real estate investment trust EPR Properties, airline company Delta Air Lines, cruise line

Management Review – continued

operator Royal Caribbean Cruises (h), insurance and financial services firm Hartford Financial Services Group and independent natural gas and oil company WPX Energy. Lastly, not holding shares of semiconductor products manufacturer Skyworks Solutions also detracted from relative returns.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	(6.87)%	6.19%	9.68%	N/A
B	11/01/01	(7.55)%	5.40%	8.86%	N/A
C	11/01/01	(7.58)%	5.39%	8.86%	N/A
I	11/01/01	(6.64)%	6.46%	9.96%	N/A
R1	4/01/05	(7.60)%	5.40%	8.86%	N/A
R2	10/31/03	(7.08)%	5.93%	9.40%	N/A
R3	4/01/05	(6.85)%	6.20%	9.69%	N/A
R4	4/01/05	(6.64)%	6.45%	9.96%	N/A
R6	2/01/13	(6.52)%	6.60%	N/A	8.41%
529A	7/31/02	(6.90)%	6.15%	9.64%	N/A
529B	7/31/02	(6.87)%	5.56%	8.91%	N/A
529C	7/31/02	(7.59)%	5.36%	8.81%	N/A

Comparative benchmark(s)
Russell Midcap® Value Index (f)		(7.30)%	6.38%	9.71%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(12.22)%	4.94%	9.03%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(11.20)%	5.08%	8.86%	N/A
C With CDSC (1% for 12 months) (v)		(8.49)%	5.39%	8.86%	N/A
529A With Initial Sales Charge (5.75%)		(12.25)%	4.90%	8.99%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(10.53)%	5.23%	8.91%	N/A
529C With CDSC (1% for 12 months) (v)		(8.50)%	5.36%	8.81%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell Midcap® Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this

Performance Summary – continued

index generally have lower price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2020 through September 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2020 through September 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/20	Ending Account Value 9/30/20	Expenses Paid During Period (p) 4/01/20-9/30/20
A	Actual	1.08%	$1,000.00	$1,259.35	$6.10
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
B	Actual	1.83%	$1,000.00	$1,255.12	$10.32
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
C	Actual	1.83%	$1,000.00	$1,254.36	$10.31
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
I	Actual	0.83%	$1,000.00	$1,261.24	$4.69
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R1	Actual	1.83%	$1,000.00	$1,254.29	$10.31
	Hypothetical (h)	1.83%	$1,000.00	$1,015.85	$9.22
R2	Actual	1.33%	$1,000.00	$1,258.08	$7.51
	Hypothetical (h)	1.33%	$1,000.00	$1,018.35	$6.71
R3	Actual	1.08%	$1,000.00	$1,259.82	$6.10
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R4	Actual	0.83%	$1,000.00	$1,261.05	$4.69
	Hypothetical (h)	0.83%	$1,000.00	$1,020.85	$4.19
R6	Actual	0.67%	$1,000.00	$1,262.08	$3.79
	Hypothetical (h)	0.67%	$1,000.00	$1,021.65	$3.39
529A	Actual	1.12%	$1,000.00	$1,259.22	$6.33
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65
529B	Actual	1.12%	$1,000.00	$1,259.78	$6.33
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65
529C	Actual	1.88%	$1,000.00	$1,254.80	$10.60
	Hypothetical (h)	1.88%	$1,000.00	$1,015.60	$9.47

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the period from April 1, 2020 through September 30, 2020, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and

Expense Table – continued

the hypothetical expenses paid during the period would have been approximately 1.87%, $10.56, and $9.42 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.6%
Aerospace - 2.2%
Huntington Ingalls Industries, Inc.	83,120	$11,699,140
L3Harris Technologies, Inc.	659,017	111,927,447
Leidos Holdings, Inc.	995,733	88,769,597

		$212,396,184
Airlines - 0.6%
Alaska Air Group, Inc.	924,296	$33,856,963
Delta Air Lines, Inc.	859,099	26,271,247

		$60,128,210
Alcoholic Beverages - 0.2%
Molson Coors Beverage Co.	651,181	$21,853,634

Apparel Manufacturers - 0.9%
PVH Corp.	624,628	$37,252,814
Skechers USA, Inc., “A” (a)	1,701,307	51,413,498

		$88,666,312
Automotive - 1.4%
Lear Corp.	520,852	$56,798,910
LKQ Corp. (a)	2,859,038	79,281,124

		$136,080,034
Brokerage & Asset Managers - 3.6%
Apollo Global Management, Inc.	1,972,006	$88,247,269
Cboe Global Markets, Inc.	341,829	29,992,076
E*TRADE Financial Corp.	846,366	42,360,618
NASDAQ, Inc.	1,010,339	123,978,699
Raymond James Financial, Inc.	929,473	67,628,456

		$352,207,118
Business Services - 1.6%
Amdocs Ltd.	1,536,820	$88,228,836
Global Payments, Inc.	394,171	69,996,886

		$158,225,722
Cable TV - 0.8%
Liberty Broadband Corp. (a)	578,387	$82,634,151

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 3.4%
Celanese Corp.	713,531	$76,668,906
Eastman Chemical Co.	1,445,001	112,883,478
FMC Corp.	913,912	96,792,420
PPG Industries, Inc.	412,663	50,377,899

		$336,722,703
Computer Software - Systems - 2.3%
KBR, Inc.	4,046,686	$90,483,899
Verint Systems, Inc. (a)	997,287	48,049,288
Zebra Technologies Corp., “A” (a)	353,384	89,215,324

		$227,748,511
Construction - 6.7%
Armstrong World Industries, Inc.	292,632	$20,136,008
Fortune Brands Home & Security, Inc.	836,101	72,339,459
Masco Corp.	1,822,455	100,471,944
Mid-America Apartment Communities, Inc., REIT	757,387	87,819,023
Stanley Black & Decker, Inc.	780,357	126,573,905
Toll Brothers, Inc.	2,427,900	118,141,614
Vulcan Materials Co.	485,134	65,755,062
Whirlpool Corp.	398,718	73,320,253

		$664,557,268
Consumer Products - 1.6%
Energizer Holdings, Inc.	1,336,478	$52,309,749
Newell Brands, Inc.	3,041,691	52,195,418
Reynolds Consumer Products, Inc.	1,742,700	53,361,474

		$157,866,641
Consumer Services - 0.4%
Grand Canyon Education, Inc. (a)	523,634	$41,859,302

Containers - 3.0%
Berry Global Group, Inc. (a)	1,229,998	$59,433,504
Graphic Packaging Holding Co.	5,226,626	73,643,160
Owens Corning	1,294,381	89,066,357
WestRock Co.	1,990,045	69,134,163

		$291,277,184
Electrical Equipment - 2.4%
HD Supply Holdings, Inc. (a)	2,608,170	$107,560,931
Sensata Technologies Holding PLC (a)	1,418,260	61,183,736
TE Connectivity Ltd.	643,204	62,866,759

		$231,611,426

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 3.2%
Analog Devices, Inc.	633,318	$73,933,543
Corning, Inc.	1,871,927	60,669,154
Marvell Technology Group Ltd.	2,562,498	101,731,171
NXP Semiconductors N.V.	635,624	79,332,231

		$315,666,099
Energy-Independent - 2.3%
Cabot Oil & Gas Corp.	2,844,550	$49,381,388
Diamondback Energy, Inc.	333,932	10,058,032
Hess Corp.	1,168,276	47,817,537
Pioneer Natural Resources Co.	674,480	57,998,535
Valero Energy Corp.	883,494	38,272,960
WPX Energy, Inc. (a)	5,402,540	26,472,446

		$230,000,898
Engineering - Construction - 0.9%
Quanta Services, Inc.	1,643,566	$86,878,899

Entertainment - 0.1%
Six Flags Entertainment Corp.	714,956	$14,513,607

Food & Beverages - 3.9%
Archer Daniels Midland Co.	2,053,232	$95,454,756
Coca-Cola European Partners PLC	1,540,708	59,794,877
Ingredion, Inc.	713,068	53,964,986
J.M. Smucker Co.	621,575	71,804,344
Kellogg Co.	1,018,627	65,793,118
Sanderson Farms, Inc.	354,164	41,780,727

		$388,592,808
Food & Drug Stores - 1.5%
Albertsons Cos., Inc., “A” (a)	4,679,486	$64,810,881
Kroger Co.	2,532,942	85,892,063

		$150,702,944
Gaming & Lodging - 0.5%
Wyndham Hotels & Resorts, Inc.	921,198	$46,520,499

General Merchandise - 0.5%
Dollar Tree, Inc. (a)	506,908	$46,300,977

Insurance - 8.0%
Arthur J. Gallagher & Co.	1,085,544	$114,611,736
Assurant, Inc.	761,550	92,383,630
Athene Holding Ltd. (a)	1,639,608	55,877,841

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Insurance - continued
Cincinnati Financial Corp.	1,073,470	$83,698,456
Equitable Holdings, Inc.	4,079,348	74,407,308
Everest Re Group Ltd.	377,599	74,590,906
Hanover Insurance Group, Inc.	490,112	45,668,636
Hartford Financial Services Group, Inc.	2,332,393	85,972,006
Reinsurance Group of America, Inc.	665,439	63,343,138
Willis Towers Watson PLC	481,634	100,574,812

		$791,128,469
Leisure & Toys - 1.6%
Brunswick Corp.	1,190,680	$70,142,959
Electronic Arts, Inc. (a)	468,649	61,116,516
Mattel, Inc. (a)	2,408,918	28,184,341

		$159,443,816
Machinery & Tools - 4.0%
AGCO Corp.	1,221,991	$90,757,272
Eaton Corp. PLC	1,111,220	113,377,777
Ingersoll Rand, Inc. (a)	1,756,367	62,526,665
ITT, Inc.	1,020,412	60,255,329
Regal Beloit Corp.	673,665	63,236,933

		$390,153,976
Major Banks - 1.6%
Comerica, Inc.	1,135,591	$43,436,356
KeyCorp	5,096,126	60,796,783
State Street Corp.	948,494	56,274,149

		$160,507,288
Medical & Health Technology & Services - 4.8%
AmerisourceBergen Corp.	607,860	$58,913,791
Change Healthcare, Inc. (a)	3,517,420	51,037,764
Laboratory Corp. of America Holdings (a)	391,008	73,615,076
PRA Health Sciences, Inc. (a)	759,669	77,060,824
Premier, Inc., “A”	1,807,372	59,336,023
Quest Diagnostics, Inc.	679,155	77,756,456
Universal Health Services, Inc.	682,355	73,025,632

		$470,745,566
Medical Equipment - 3.1%
Boston Scientific Corp. (a)	1,565,512	$59,818,213
Dentsply Sirona, Inc.	1,333,285	58,304,553
PerkinElmer, Inc.	580,043	72,801,197
Zimmer Biomet Holdings, Inc.	828,791	112,831,607

		$303,755,570

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 1.7%
Atmos Energy Corp.	479,862	$45,870,009
NiSource, Inc.	2,096,318	46,118,996
Sempra Energy	610,336	72,239,369

		$164,228,374
Natural Gas - Pipeline - 0.7%
Equitrans Midstream Corp.	1,914,586	$16,197,398
Plains GP Holdings LP	6,066,448	36,944,668
Targa Resources Corp.	1,392,267	19,533,506

		$72,675,572
Network & Telecom - 0.9%
Motorola Solutions, Inc.	547,831	$85,905,379

Oil Services - 0.5%
Halliburton Co.	2,170,341	$26,152,609
NOW, Inc. (a)	2,284,100	10,369,814
Patterson-UTI Energy, Inc.	3,528,331	10,055,743

		$46,578,166
Other Banks & Diversified Financials - 5.8%
Discover Financial Services	1,100,108	$63,564,240
Element Fleet Management Corp.	5,632,550	46,869,178
M&T Bank Corp.	469,593	43,244,819
Northern Trust Corp.	939,971	73,289,539
Prosperity Bancshares, Inc.	763,508	39,572,620
Signature Bank	614,608	51,006,318
SLM Corp.	4,772,450	38,609,120
SVB Financial Group (a)	274,789	66,119,729
Truist Financial Corp.	2,160,881	82,221,522
Umpqua Holdings Corp.	2,668,030	28,334,479
Wintrust Financial Corp.	946,131	37,892,547

		$570,724,111
Pharmaceuticals - 0.9%
Elanco Animal Health, Inc. (a)	2,070,226	$57,821,412
Mylan N.V. (a)	2,116,552	31,388,466

		$89,209,878
Pollution Control - 0.7%
Republic Services, Inc.	715,525	$66,794,259

Railroad & Shipping - 0.7%
Kansas City Southern Co.	401,945	$72,683,714

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 6.1%
Annaly Mortgage Management, Inc., REIT	3,443,253	$24,515,961
Brixmor Property Group, Inc., REIT	3,766,313	44,028,199
EPR Properties, REIT	863,731	23,752,603
Host Hotels & Resorts, Inc., REIT	2,862,403	30,885,328
Life Storage, Inc., REIT	1,035,629	109,020,665
Medical Properties Trust, Inc., REIT	3,961,134	69,834,792
Spirit Realty Capital, Inc., REIT	1,164,573	39,304,339
Sun Communities, Inc., REIT	688,813	96,853,996
VICI Properties, Inc., REIT	3,852,480	90,032,458
W.P. Carey, Inc., REIT	1,149,740	74,917,058

		$603,145,399
Restaurants - 1.0%
Aramark	1,808,471	$47,834,058
Wendy’s Co.	2,294,167	51,148,453

		$98,982,511
Specialty Chemicals - 2.7%
Axalta Coating Systems Ltd. (a)	3,002,752	$66,571,012
Corteva, Inc.	2,479,771	71,442,202
DuPont de Nemours, Inc.	1,430,279	79,351,879
Univar Solutions, Inc. (a)	3,162,449	53,382,139

		$270,747,232
Specialty Stores - 1.0%
BJ’s Wholesale Club Holdings, Inc. (a)	838,122	$34,823,969
Tractor Supply Co.	259,020	37,127,927
Urban Outfitters, Inc. (a)	1,499,873	31,212,357

		$103,164,253
Trucking - 0.5%
Knight-Swift Transportation Holdings, Inc.	1,163,549	$47,356,444

Utilities - Electric Power - 8.3%
AES Corp.	4,759,125	$86,187,754
Ameren Corp.	843,486	66,702,873
CenterPoint Energy, Inc.	2,742,830	53,073,761
CenterPoint Energy, Inc. (a)(z)	1,532,649	29,656,758
CMS Energy Corp.	1,769,689	108,676,601
Edison International	1,142,507	58,085,056
Eversource Energy	1,303,044	108,869,326
PG&E Corp. (a)	10,193,263	95,714,740
Pinnacle West Capital Corp.	1,350,670	100,692,448

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Utilities - Electric Power - continued
Public Service Enterprise Group, Inc.	2,021,617	$111,006,989

		$818,666,306
Total Common Stocks (Identified Cost, $8,801,814,284)		$9,729,607,414

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $118,614,501)	118,631,462	$118,631,462

Other Assets, Less Liabilities - 0.2%		18,415,500
Net Assets - 100.0%		$9,866,654,376

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $118,631,462 and $9,729,607,414, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/20	$24,644,996	$29,656,758
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $8,801,814,284)	$9,729,607,414
Investments in affiliated issuers, at value (identified cost, $118,614,501)	118,631,462
Receivables for
Investments sold	8,415,321
Fund shares sold	18,408,732
Dividends	16,828,499
Other assets	3,271
Total assets	$9,891,894,699

Liabilities
Payables for
Investments purchased	$8,336,681
Fund shares reacquired	13,148,329
Payable to affiliates
Investment adviser	340,606
Administrative services fee	3,072
Shareholder servicing costs	2,906,383
Distribution and service fees	28,420
Program manager fees	23
Payable for independent Trustees’ compensation	12,779
Accrued expenses and other liabilities	464,030
Total liabilities	$25,240,323
Net assets	$9,866,654,376

Net assets consist of
Paid-in capital	$8,912,761,164
Total distributable earnings (loss)	953,893,212
Net assets	$9,866,654,376
Shares of beneficial interest outstanding	447,874,854

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,141,479,322	52,948,497	$21.56
Class B	10,677,455	528,071	20.22
Class C	87,086,109	4,327,729	20.12
Class I	1,651,248,632	74,520,776	22.16
Class R1	10,476,016	530,834	19.74
Class R2	66,086,058	3,145,407	21.01
Class R3	405,405,996	18,874,182	21.48
Class R4	437,597,062	20,177,307	21.69
Class R6	6,048,320,028	272,425,277	22.20
Class 529A	6,697,124	316,136	21.18
Class 529B	115,982	5,906	19.64
Class 529C	1,464,592	74,732	19.60

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $22.88 [100 / 94.25 x $21.56] and $22.47 [100 / 94.25 x $21.18], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$192,646,584
Dividends from affiliated issuers	1,857,601
Other	682,978
Income on securities loaned	557,729
Foreign taxes withheld	(229,528)
Total investment income	$195,515,364
Expenses
Management fee	$60,097,313
Distribution and service fees	5,576,077
Shareholder servicing costs	6,291,537
Program manager fees	4,290
Administrative services fee	572,048
Independent Trustees’ compensation	93,700
Custodian fee	170,765
Shareholder communications	579,165
Audit and tax fees	40,158
Legal fees	76,313
Miscellaneous	638,111
Total expenses	$74,139,477
Reduction of expenses by investment adviser and distributor	(1,013,029)
Net expenses	$73,126,448
Net investment income (loss)	$122,388,916

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(62,176,292)
Affiliated issuers	27,509
Foreign currency	825
Net realized gain (loss)	$(62,147,958)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(596,870,265)
Affiliated issuers	(987)
Translation of assets and liabilities in foreign currencies	6,184
Net unrealized gain (loss)	$(596,865,068)
Net realized and unrealized gain (loss)	$(659,013,026)
Change in net assets from operations	$(536,624,110)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/20	9/30/19
Change in net assets

From operations
Net investment income (loss)	$122,388,916	$104,539,310
Net realized gain (loss)	(62,147,958)	167,865,898
Net unrealized gain (loss)	(596,865,068)	114,774,507
Change in net assets from operations	$(536,624,110)	$387,179,715
Total distributions to shareholders	$(221,128,275)	$(411,675,128)
Change in net assets from fund share transactions	$1,547,618,360	$1,349,405,220
Total change in net assets	$789,865,975	$1,324,909,807

Net assets
At beginning of period	9,076,788,401	7,751,878,594
At end of period	$9,866,654,376	$9,076,788,401

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$23.63	$24.10	$22.99	$20.49		$18.91

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.18	$0.13	(c)	$0.18
Net realized and unrealized gain (loss)	(1.79)	0.53	1.71	2.62		2.25
Total from investment operations	$(1.56)	$0.77	$1.89	$2.75		$2.43

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.19)	$(0.10)	$(0.24)		$(0.06)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.51)	$(1.24)	$(0.78)	$(0.25)		$(0.85)
Net asset value, end of period (x)	$21.56	$23.63	$24.10	$22.99		$20.49
Total return (%) (r)(s)(t)(x)	(6.87)	3.98	8.37	13.51	(c)	13.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.08	1.12	(c)	1.18
Expenses after expense reductions (f)	1.06	1.06	1.07	1.10	(c)	1.15
Net investment income (loss)	1.04	1.05	0.78	0.60	(c)	0.93
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$1,141,479	$1,199,095	$1,131,758	$1,103,067		$1,038,447

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	9/30/20	9/30/19		9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$22.18	$22.67		$21.73	$19.38		$18.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06		$0.00 (w)	$(0.03	)(c)	$0.03
Net realized and unrealized gain (loss)	(1.69)	0.50		1.62	2.48		2.13
Total from investment operations	$(1.63)	$0.56		$1.62	$2.45		$2.16

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.00	)(w)	$—	$(0.09)		$—
From net realized gain	(0.28)	(1.05)		(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.33)	$(1.05)		$(0.68)	$(0.10)		$(0.79)
Net asset value, end of period (x)	$20.22	$22.18		$22.67	$21.73		$19.38
Total return (%) (r)(s)(t)(x)	(7.55)	3.17		7.59	12.69	(c)	12.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.83		1.83	1.87	(c)	1.93
Expenses after expense reductions (f)	1.80	1.81		1.82	1.85	(c)	1.90
Net investment income (loss)	0.28	0.30		0.02	(0.15	)(c)	0.16
Portfolio turnover	19	27		26	29		27
Net assets at end of period (000 omitted)	$10,677	$16,670		$19,816	$22,267		$20,593

Class C	Year ended

	9/30/20	9/30/19		9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$22.09	$22.57		$21.65	$19.33		$17.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06		$0.00 (w)	$(0.03	)(c)	$0.03
Net realized and unrealized gain (loss)	(1.69)	0.51		1.60	2.48		2.12
Total from investment operations	$(1.63)	$0.57		$1.60	$2.45		$2.15

Less distributions declared to shareholders
From net investment income	$(0.06)	$—		$—	$(0.12)		$—
From net realized gain	(0.28)	(1.05)		(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.34)	$(1.05)		$(0.68)	$(0.13)		$(0.79)
Net asset value, end of period (x)	$20.12	$22.09		$22.57	$21.65		$19.33
Total return (%) (r)(s)(t)(x)	(7.58)	3.22		7.53	12.72	(c)	12.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.83		1.83	1.87	(c)	1.93
Expenses after expense reductions (f)	1.80	1.82		1.82	1.85	(c)	1.90
Net investment income (loss)	0.28	0.30		0.01	(0.15	)(c)	0.18
Portfolio turnover	19	27		26	29		27
Net assets at end of period (000 omitted)	$87,086	$119,427		$133,345	$157,336		$148,518

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$24.27	$24.72	$23.56	$20.99		$19.35

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.30	$0.25	$0.19	(c)	$0.24
Net realized and unrealized gain (loss)	(1.84)	0.54	1.75	2.68		2.30
Total from investment operations	$(1.55)	$0.84	$2.00	$2.87		$2.54

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.24)	$(0.16)	$(0.29)		$(0.11)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.56)	$(1.29)	$(0.84)	$(0.30)		$(0.90)
Net asset value, end of period (x)	$22.16	$24.27	$24.72	$23.56		$20.99
Total return (%) (r)(s)(t)(x)	(6.64)	4.24	8.66	13.79	(c)	13.66

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.83	0.87	(c)	0.93
Expenses after expense reductions (f)	0.81	0.82	0.82	0.85	(c)	0.90
Net investment income (loss)	1.28	1.31	1.04	0.85	(c)	1.20
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$1,651,249	$1,772,356	$1,389,171	$1,077,307		$771,101

Class R1	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$21.69	$22.22	$21.31	$19.04		$17.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.01	$(0.03	)(c)	$0.03
Net realized and unrealized gain (loss)	(1.66)	0.49	1.58	2.42		2.10
Total from investment operations	$(1.60)	$0.55	$1.59	$2.39		$2.13

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.03)	$—	$(0.11)		$—
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.35)	$(1.08)	$(0.68)	$(0.12)		$(0.79)
Net asset value, end of period (x)	$19.74	$21.69	$22.22	$21.31		$19.04
Total return (%) (r)(s)(t)(x)	(7.56)	3.20	7.60	12.64	(c)	12.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.83	1.83	1.87	(c)	1.93
Expenses after expense reductions (f)	1.80	1.82	1.82	1.85	(c)	1.90
Net investment income (loss)	0.28	0.30	0.03	(0.14	)(c)	0.17
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$10,476	$13,348	$13,538	$13,470		$11,351

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$23.04	$23.49	$22.42	$20.00		$18.49

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.17	$0.11	$0.08	(c)	$0.13
Net realized and unrealized gain (loss)	(1.75)	0.52	1.67	2.55		2.19
Total from investment operations	$(1.58)	$0.69	$1.78	$2.63		$2.32

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.09)	$(0.03)	$(0.20)		$(0.02)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.45)	$(1.14)	$(0.71)	$(0.21)		$(0.81)
Net asset value, end of period (x)	$21.01	$23.04	$23.49	$22.42		$20.00
Total return (%) (r)(s)(t)(x)	(7.08)	3.70	8.11	13.23	(c)	13.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.33	1.33	1.37	(c)	1.43
Expenses after expense reductions (f)	1.30	1.31	1.32	1.35	(c)	1.40
Net investment income (loss)	0.78	0.80	0.50	0.36	(c)	0.69
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$66,086	$82,671	$97,398	$138,364		$147,344

Class R3	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$23.54	$24.01	$22.91	$20.42		$18.85

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.18	$0.13	(c)	$0.18
Net realized and unrealized gain (loss)	(1.78)	0.53	1.70	2.61		2.24
Total from investment operations	$(1.55)	$0.76	$1.88	$2.74		$2.42

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.18)	$(0.10)	$(0.24)		$(0.06)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.51)	$(1.23)	$(0.78)	$(0.25)		$(0.85)
Net asset value, end of period (x)	$21.48	$23.54	$24.01	$22.91		$20.42
Total return (%) (r)(s)(t)(x)	(6.85)	3.95	8.37	13.52	(c)	13.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.08	1.12	(c)	1.18
Expenses after expense reductions (f)	1.06	1.07	1.07	1.10	(c)	1.15
Net investment income (loss)	1.04	1.05	0.77	0.61	(c)	0.94
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$405,406	$405,908	$401,520	$404,189		$384,495

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$23.77	$24.24	$23.11	$20.59		$19.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.29	$0.24	$0.19	(c)	$0.23
Net realized and unrealized gain (loss)	(1.79)	0.53	1.72	2.63		2.25
Total from investment operations	$(1.51)	$0.82	$1.96	$2.82		$2.48

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.15)	$(0.29)		$(0.11)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.57)	$(1.29)	$(0.83)	$(0.30)		$(0.90)
Net asset value, end of period (x)	$21.69	$23.77	$24.24	$23.11		$20.59
Total return (%) (r)(s)(t)(x)	(6.64)	4.23	8.69	13.80	(c)	13.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.83	0.87	(c)	0.93
Expenses after expense reductions (f)	0.81	0.82	0.82	0.85	(c)	0.90
Net investment income (loss)	1.29	1.29	1.02	0.85	(c)	1.19
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$437,597	$373,705	$428,566	$519,736		$528,263

Class R6	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$24.31	$24.76	$23.60	$21.02		$19.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.33	$0.28	$0.23	(c)	$0.26
Net realized and unrealized gain (loss)	(1.84)	0.54	1.75	2.67		2.30
Total from investment operations	$(1.52)	$0.87	$2.03	$2.90		$2.56

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.19)	$(0.31)		$(0.13)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.59)	$(1.32)	$(0.87)	$(0.32)		$(0.92)
Net asset value, end of period (x)	$22.20	$24.31	$24.76	$23.60		$21.02
Total return (%) (r)(s)(t)(x)	(6.52)	4.39	8.80	13.95	(c)	13.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68	0.68	0.69	0.72	(c)	0.77
Expenses after expense reductions (f)	0.66	0.68	0.68	0.70	(c)	0.74
Net investment income (loss)	1.44	1.45	1.18	1.01	(c)	1.34
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$6,048,320	$5,084,448	$4,127,556	$3,354,746		$2,414,700

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$23.22	$23.70	$22.63	$20.17		$18.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.22	$0.17	$0.12	(c)	$0.17
Net realized and unrealized gain (loss)	(1.75)	0.53	1.68	2.58		2.21
Total from investment operations	$(1.54)	$0.75	$1.85	$2.70		$2.38

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.10)	$(0.23)		$(0.05)
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.50)	$(1.23)	$(0.78)	$(0.24)		$(0.84)
Net asset value, end of period (x)	$21.18	$23.22	$23.70	$22.63		$20.17
Total return (%) (r)(s)(t)(x)	(6.90)	3.95	8.33	13.50	(c)	13.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.13	1.14	1.22	(c)	1.28
Expenses after expense reductions (f)	1.10	1.10	1.11	1.14	(c)	1.18
Net investment income (loss)	1.00	1.01	0.74	0.57	(c)	0.88
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$6,697	$7,165	$6,899	$6,637		$5,317

Class 529B	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$21.47	$21.96	$21.09	$18.79		$17.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$(0.01)	$(0.04	)(c)	$0.02
Net realized and unrealized gain (loss)	(1.63)	0.48	1.56	2.41		2.06
Total from investment operations	$(1.43)	$0.58	$1.55	$2.37		$2.08

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.02)	$—	$(0.06)		$—
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.40)	$(1.07)	$(0.68)	$(0.07)		$(0.79)
Net asset value, end of period (x)	$19.64	$21.47	$21.96	$21.09		$18.79
Total return (%) (r)(s)(t)(x)	(6.87)	3.40	7.49	12.67	(c)	12.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.65	1.89	1.97	(c)	2.03
Expenses after expense reductions (f)	1.09	1.63	1.87	1.90	(c)	1.95
Net investment income (loss)	0.99	0.47	(0.03)	(0.20	)(c)	0.12
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$116	$165	$207	$251		$297

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended

	9/30/20	9/30/19	9/30/18	9/30/17		9/30/16
Net asset value, beginning of period	$21.52	$22.04	$21.16	$18.89		$17.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$(0.01)	$(0.04	)(c)	$0.02
Net realized and unrealized gain (loss)	(1.64)	0.48	1.57	2.41		2.09
Total from investment operations	$(1.59)	$0.53	$1.56	$2.37		$2.11

Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$(0.09)		$—
From net realized gain	(0.28)	(1.05)	(0.68)	(0.01)		(0.79)
Total distributions declared to shareholders	$(0.33)	$(1.05)	$(0.68)	$(0.10)		$(0.79)
Net asset value, end of period (x)	$19.60	$21.52	$22.04	$21.16		$18.89
Total return (%) (r)(s)(t)(x)	(7.59)	3.11	7.51	12.63	(c)	12.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.88	1.89	1.97	(c)	2.03
Expenses after expense reductions (f)	1.85	1.86	1.87	1.90	(c)	1.94
Net investment income (loss)	0.24	0.25	(0.04)	(0.19	)(c)	0.11
Portfolio turnover	19	27	26	29		27
Net assets at end of period (000 omitted)	$1,465	$1,830	$2,105	$2,551		$1,761

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used

Notes to Financial Statements – continued

to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$9,513,954,370	$29,656,758	$—	$9,543,611,128
Netherlands	79,332,231	—	—	79,332,231
United Kingdom	59,794,877	—	—	59,794,877
Canada	46,869,178	—	—	46,869,178
Mutual Funds	118,631,462	—	—	118,631,462
Total	$9,818,582,118	$29,656,758	$—	$9,848,238,876

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities

Notes to Financial Statements – continued

identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/20	Year ended 9/30/19
Ordinary income (including any short-term capital gains)	$138,409,163	$165,426,348
Long-term capital gains	82,719,112	246,248,780

Total distributions	$221,128,275	$411,675,128

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/20

Cost of investments	$8,925,058,728
Gross appreciation	1,735,017,009

Gross depreciation	(811,836,861)
Net unrealized appreciation (depreciation)	$923,180,148

Undistributed ordinary income	89,305,079
Capital loss carryforwards	(58,593,834)
Other temporary differences	1,819

As of September 30, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(16,549,476)
Long-Term	(42,044,358)
Total	$(58,593,834)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares,

Notes to Financial Statements – continued

respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 9/30/20	Year ended 9/30/19
Class A	$25,773,682	$58,153,419
Class B	233,655	887,435
Class C	1,773,835	5,974,899
Class I	41,667,284	72,882,534
Class R1	217,673	662,481
Class R2	1,689,324	4,266,089
Class R3	9,087,690	19,941,811
Class R4	11,888,558	21,577,157
Class R6	128,613,293	226,869,137
Class 529A	153,165	356,970
Class 529B	2,914	10,161
Class 529C	27,202	93,035
Total	$221,128,275	$411,675,128

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.60%
In excess of $10 billion and up to $20 billion	0.55%
In excess of $20 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2020, this management fee reduction amounted to $1,003,909, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.63% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $427,828 and $3,433 for the year ended September 30, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,875,374
Class B	0.75%	0.25%	1.00%	1.00%	134,276
Class C	0.75%	0.25%	1.00%	1.00%	1,032,258
Class R1	0.75%	0.25%	1.00%	1.00%	114,926
Class R2	0.25%	0.25%	0.50%	0.50%	382,884
Class R3	—	0.25%	0.25%	0.25%	1,002,752
Class 529A	—	0.25%	0.25%	0.24%	17,062
Class 529B	0.75%	0.25%	1.00%	0.24%	327
Class 529C	0.75%	0.25%	1.00%	1.00%	16,218
Total Distribution and Service Fees					$5,576,077

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2020, this rebate amounted to $7,665, $106, $115, $23, $349, $191, $655, $5, and $11 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended September 30, 2020, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2020, were as follows:

Amount
Class A	$21,669
Class B	16,157
Class C	13,238
Class 529B	—
Class 529C	52

Notes to Financial Statements – continued

During the year ended September 30, 2020, to meet the requirements of FINRA Rule 2341, MFD returned $5 of the CDSC collected in the prior fiscal year for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.004%.

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended September 30, 2020, were as follows:

Fee
Class 529A	$3,413
Class 529B	66
Class 529C	811
Total Program Manager Fees	$4,290

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2020, the fee was $285,973, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,005,564.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2020 was equivalent to an annual effective rate of 0.0061% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended September 30, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,169,211 and $13,828,222, respectively. The sales transactions resulted in net realized gains (losses) of $1,740,144.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended September 30, 2020, this reimbursement amounted to $681,852, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended September 30, 2020, purchases and sales of investments, other than short-term obligations, aggregated $3,220,438,848 and $1,699,420,082, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	14,597,847	$311,468,151	10,813,151	$237,782,945
Class B	12,983	261,457	46,199	954,693
Class C	711,066	14,604,204	878,556	18,109,997
Class I	40,828,660	866,133,510	38,725,835	872,524,349
Class R1	161,658	3,207,687	179,165	3,691,617
Class R2	1,448,677	31,151,475	1,551,498	33,450,097
Class R3	8,028,884	172,847,405	5,299,833	116,950,887
Class R4	11,843,957	261,131,412	4,750,895	105,976,750
Class R6	107,131,543	2,328,935,789	61,456,867	1,414,050,599
Class 529A	48,966	1,041,136	44,122	963,103
Class 529B	—	—	1,444	29,781
Class 529C	7,836	162,771	9,996	204,985
	184,822,077	$3,990,944,997	123,757,561	$2,804,689,803

Notes to Financial Statements – continued

	Year ended 9/30/20		Year ended 9/30/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	937,005	$22,787,970	2,512,179	$51,122,834
Class B	9,995	229,277	45,283	870,345
Class C	70,224	1,603,219	284,523	5,445,779
Class I	1,406,792	35,085,393	3,024,653	63,094,271
Class R1	9,722	217,673	35,257	662,481
Class R2	61,729	1,466,065	179,569	3,571,627
Class R3	375,059	9,087,690	983,324	19,941,811
Class R4	454,407	11,092,085	903,270	18,453,799
Class R6	4,867,574	121,494,635	10,671,534	222,714,912
Class 529A	6,409	153,165	17,840	356,970
Class 529B	131	2,914	547	10,161
Class 529C	1,223	27,202	4,986	93,035
	8,200,270	$203,247,288	18,662,965	$386,338,025

Shares reacquired
Class A	(13,336,391)	$(281,933,166)	(9,537,179)	$(210,243,153)
Class B	(246,421)	(4,943,053)	(214,169)	(4,445,658)
Class C	(1,860,289)	(36,704,851)	(1,663,356)	(34,362,193)
Class I	(40,755,781)	(884,951,570)	(24,910,573)	(569,888,622)
Class R1	(256,086)	(5,121,806)	(208,210)	(4,252,765)
Class R2	(1,952,470)	(41,567,665)	(2,289,740)	(49,167,678)
Class R3	(6,769,485)	(145,953,979)	(5,766,118)	(127,883,004)
Class R4	(7,844,851)	(172,341,062)	(7,612,991)	(168,974,196)
Class R6	(48,745,409)	(1,071,600,596)	(29,650,833)	(670,823,468)
Class 529A	(47,796)	(1,030,916)	(44,470)	(981,463)
Class 529B	(1,924)	(38,616)	(3,723)	(76,083)
Class 529C	(19,355)	(386,645)	(25,439)	(524,325)
	(121,836,258)	$(2,646,573,925)	(81,926,801)	$(1,841,622,608)

Net change
Class A	2,198,461	$52,322,955	3,788,151	$78,662,626
Class B	(223,443)	(4,452,319)	(122,687)	(2,620,620)
Class C	(1,078,999)	(20,497,428)	(500,277)	(10,806,417)
Class I	1,479,671	16,267,333	16,839,915	365,729,998
Class R1	(84,706)	(1,696,446)	6,212	101,333
Class R2	(442,064)	(8,950,125)	(558,673)	(12,145,954)
Class R3	1,634,458	35,981,116	517,039	9,009,694
Class R4	4,453,513	99,882,435	(1,958,826)	(44,543,647)
Class R6	63,253,708	1,378,829,828	42,477,568	965,942,043
Class 529A	7,579	163,385	17,492	338,610
Class 529B	(1,793)	(35,702)	(1,732)	(36,141)
Class 529C	(10,296)	(196,672)	(10,457)	(226,305)
	71,186,089	$1,547,618,360	60,493,725	$1,349,405,220

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 5%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended September 30, 2020, the fund’s commitment fee and interest expense were $45,053 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$178,296,634	$1,887,209,706	$1,946,901,400	$27,509	$(987)	$118,631,462

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,857,601	$—

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Mid Cap Value Fund and the Board of Trustees of

MFS Series Trust XI

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XI (the “Trust”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XI) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

November 13, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Mid Cap Value Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading

Board Review of Investment Advisory Agreement – continued

practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that

Board Review of Investment Advisory Agreement – continued

were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $90,992,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 90.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended September 30, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	47,030	46,257

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Mid Cap Value Fund	30,639	30,141

For the fiscal years ended September 30, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	8,424	8,283	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	907,564	12,073

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	6,005	5,916	3,245	2,991

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	1,785,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	2,178,828	1,930,134

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.  Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 13, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 13, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 13, 2020

*	Print name and title of each signing officer under his or her signature.